                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 29, 1997 (MAY 23, 1997)



                              NU-TECH BIO-MED, INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                      0-11772                  25-1411971
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                 55 ACCESS ROAD
             WARWICK, RHODE ISLAND                                 02886
    (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (401) 732-6520

                       INDEX TO CURRENT REPORT ON FORM 8-K
                            OF NU-TECH BIO-MED, INC.
                                  MAY 29, 1997


ITEM                                                                       PAGE
----                                                                       ----

ITEM 5.    OTHER EVENTS                                                      3

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS                                 3

           SIGNATURES                                                        4

ITEM 5.  OTHER EVENTS.

         On May 23, 1997, a complaint was filed against Nu-Tech Bio-Med, Inc. (the "Company") and others in an action in the United States District Court for the Southern District of New York captioned Mordechai Gurary v. Isaac Winehouse, Isaac Winehouse d/b/a Wall & Broad Equities and Nu-Tech Bio-Med, Inc. (Docket No. 97 Civ. 3803 (LBS)). As of the date of this report, service of the complaint has not been effected upon the Company. The complaint alleges that the Company and the other defendants violated Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 349 of the General Business Law of the State of New York (the "GBL"). The claims against the Company under the Exchange Act and the GBL are purportedly based on allegations that the Company knew of and failed to disclose, among other things, unlawful trading activity in the Company's securities by the other defendants named in the action. The complaint seeks compensatory damages in an unstated amount, seeks to enjoin the Company from registering certain Series A Convertible Preferred Stock until the determination of the action, and seeks reasonable attorneys' and expert fees as well as treble and punitive damages.

         The Company believes that the claims are without merit, and that it has good defenses which it will assert at the appropriate time. The action is currently in its preliminary stages.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.       DOCUMENT
-----------       --------
99                Summons and Complaint in the action "Mordechai Gurary v. Isaac Winehouse,
                  Isaac Winehouse d/b/a Wall & Broad Equities and Nu-Tech Bio-Med, Inc." Case
                  No. 97 Civ. 3803 (LBS) in the United States District Court, Southern District of
                  New York

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NU-TECH BIO-MED, INC.


                                    By: /s/ J. Marvin Feigenbaum
                                       ------------------------------
                                    Name:  J. Marvin Feigenbaum
                                    Title: Chief Executive Officer


Date: May 29, 1997

                                  EXHIBIT INDEX


EXHIBIT NO.       DOCUMENT
-----------       --------
99                Summons and Complaint in the action "Mordechai Gurary v. Isaac Winehouse,
                  Isaac Winehouse d/b/a Wall & Broad Equities and Nu-Tech Bio-Med, Inc." Case
                  No. 97 Civ. 3803 (LBS) in the United States District Court, Southern District of
                  New York